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Press Release                                             FOR IMMEDIATE RELEASE
                                                     Contact:  John G. Robinson
                                                      Telephone: (724) 684-6800


                         FEDFIRST FINANCIAL CORPORATION
                       REVISED FOURTH QUARTER 2006 RESULTS

      MONESSEN, PA-- March 15, 2007- FedFirst Financial Corporation (NASDAQ
Capital: FFCO; the "Company"), the parent company of First Federal Savings Bank, today announced a revision of net (loss) income and earnings per share.

      As part of the Company's review of the 2006 year end financial statements, the previously reported net (loss) income for the quarter and year ended December 31, 2006 was reduced by $65,000 to reflect an adjustment to state income tax for loss carryforwards. The impact on earnings per share was a reduction of $0.01 for the quarter and year ended December 31, 2006.

      The Company had a net loss of $99,000 for the quarter ended December 31, 2006 compared to a net loss of $505,000 for the quarter ended December 31, 2005. Net income for the year ended December 31, 2006 was $344,000 compared to a net loss of $102,000 for the year ended December 31, 2005. Basic and diluted earnings per share were $(0.02) and $(0.08) for the quarters ended December 31, 2006 and 2005, respectively. Basic and diluted earnings per share for the year ended December 31, 2006 was $0.05. Earnings per share data for the year ended December 31, 2005 is not presented since the Company was wholly owned by FedFirst Financial MHC prior to the completion of its initial public offering on April 6, 2005.

      FedFirst Financial Corporation is the parent company of First Federal Savings Bank, a community-oriented financial institution operating eight full-service branch locations in southwestern Pennsylvania. First Federal offers a broad array of retail and commercial lending and deposit services and provides commercial and personal insurance services through Exchange Underwriters, Inc., its 80% owned subsidiary. Financial highlights of the Company are attached.


                                  * * * * *
      Statements contained in this news release that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, changes in federal and state regulation, actions by our competitors, loan delinquency rates and our ability to control costs and expenses and other factors that may be described in the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


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                         FEDFIRST FINANCIAL CORPORATION
                         SELECTED FINANCIAL INFORMATION

(In thousands, except share and per share data)


                                                December 31,       December 31,
                                                    2006               2005
                                                ------------       ------------
SELECTED FINANCIAL CONDITION DATA:
---------------------------------
Total assets                                    $   283,517        $   276,176
Cash and cash equivalents                             4,432              6,332
Securities available-for-sale                        83,045             77,947
Loans receivable, net                               174,718            171,162
Deposits                                            143,495            124,897
Federal Home Loan Bank advances                      89,323            102,404
Equity                                          $    46,346        $    45,400


                                                             Three Months Ended                  Year Ended
                                                                 December 31,                   December 31,
                                                           2006            2005            2006             2005
                                                        ----------     ----------       ----------       ----------
SELECTED OPERATIONS DATA:
-------------------------
Total interest income                                   $    3,709     $    3,385       $   13,869       $   13,431
Total interest expense                                       2,152          1,775            7,663            7,047
                                                        ----------     ----------       ----------       ----------
Net interest income                                          1,557          1,610            6,206            6,384
Provision for loan losses                                       15             35               84               85
                                                        ----------     ----------       ----------       ----------
Net interest income after provision for
  loan losses                                                1,542          1,575            6,122            6,299
Noninterest income                                             470            482            2,240            2,214
Noninterest expense                                          2,003          2,608            7,630            8,489
Minority interest in net income (loss)
  of consolidated subsidiary                                     4             (7)              51               38
                                                        ----------     ----------       ----------       ----------
Income (loss) before income tax expense (benefit)                5          (544)             681              (14)
Income tax expense (benefit)                                   104            (39)             337               88
                                                        ----------     ----------       ----------       ----------
Net (loss) income                                       $      (99)    $     (505)      $      344             (102)
                                                        ==========     ==========       ==========       ==========
Earnings per share - basic and diluted                  $    (0.02)    $    (0.08)      $     0.05              N/A
Weighted average shares outstanding - basic              6,385,692      6,367,691        6,379,211              N/A
Weighted average shares outstanding - diluted            6,389,704      6,367,691        6,429,565              N/A




                                                             Three Months Ended                  Year Ended
                                                                 December 31,                   December 31,
                                                           2006            2005            2006             2005
                                                        ----------     ----------       ----------       ----------
SELECTED FINANCIAL RATIOS(1):
-----------------------------
Return on average assets                                  (0.14)%        (0.73)%           0.13 %         (0.04)%
Return on average equity                                  (0.86)         (4.33)            0.75           (0.26)
Average interest-earning assets to average
  interest-bearing liabilities                           117.36         116.38           117.39          114.12
Average equity to average assets                          16.20          16.91            16.75           14.10
Interest rate spread                                       1.76           2.02             1.88            2.03
Net interest margin                                        2.31 %         2.47 %           2.39 %          2.41 %



                                                                Year Ended
                                                     December 31,       December 31,
                                                         2006               2005
                                                     ------------       ------------

Allowance for loan losses to total loans                0.49 %             0.46 %
Allowance for loan losses to nonperforming loans      112.86             295.20
Nonperforming loans to total loans                      0.43 %             0.16 %


(1) Three months ended ratios are calculated on an annualized basis.

NOTE:
Certain items previously reported may have been reclassified to conform with the current reporting period's format.